DELAWARE GROUP® TAX FREE FUND
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

VOYAGEUR MUTUAL FUNDS
Delaware National High-Yield Municipal Bond Fund

Supplement to the Statement of Additional Information dated December 29, 2016

DELAWARE GROUP STATE TAX-FREE INCOME TRUST
Delaware Tax-Free Pennsylvania Fund

VOYAGEUR INSURED FUNDS
Delaware Tax-Free Arizona Fund

VOYAGEUR INTERMEDIATE TAX FREE FUNDS
Delaware Tax-Free Minnesota Intermediate Fund

VOYAGEUR MUTUAL FUNDS
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free California Fund
Delaware Tax-Free Idaho Fund
Delaware Tax-Free New York Fund

VOYAGEUR MUTUAL FUNDS II
Delaware Tax-Free Colorado Fund

VOYAGEUR TAX FREE FUNDS
Delaware Tax-Free Minnesota Fund

Supplement to the Statement of Additional Information dated December 29, 2016

(each, a "Fund" and collectively, the "Funds")

The information included under the "Insurance" section of the Funds' Statements of Additional Information is replaced in its entirety with the following:

Financial health of municipal bond insurance companies

About one third of the $3.823 trillion in outstanding U.S. municipal bonds are "wrapped" with a municipal bond insurance policy from one of several "monoline" financial guarantors. The municipal financial guaranty business began in 1971 when Ambac Indemnity Corporation (now Ambac Assurance Corporation) ("Ambac") began underwriting bond insurance policies for municipalities. MBIA Insurance Corporation ("MBIA") began underwriting bond insurance policies in 1973. The insurance policies of Ambac and MBIA received the highest-quality insurer financial strength ratings of AAA from Moody's, S&P, and Fitch. Over time a total of five other monoline firms — Assured Guaranty Corporation ("Assured Guaranty"), CIFG Assurance North America ("CIFG"), Financial Guaranty Insurance Co. ("FGIC"), Financial Security Assurance, Inc. ("FSA"), and XL Capital Assurance, Inc. ("XLCA") — entered the financial guaranty business, offering insurance policies that were rated AAA by all three rating agencies. Berkshire Hathaway Assurance Corporation ("BHAC"), a subsidiary of Berkshire Hathaway, Inc., began offering municipal bond insurance policies in 2008. S&P assigned a AAA insurer financial strength rating to BHAC on April 14, 2008, while Moody's assigned BHAC an insured financial strength rating of Aaa on April 25, 2008. Two specialty "second tier" monolines, Radian Asset Assurance, Inc. ("Radian") and ACA Financial Guaranty Corp. ("ACA"), offer insurance policies with insurer financial strength and claims-paying resources that initially were rated at less than AAA.

During the period of the mid 1990s through mid 2000s, several financial guarantors expanded their business lines to include the writing of insurance policies and credit default swap contracts for structured finance, which includes residential mortgage-backed securities ("RMBS") and collateralized debt obligations ("CDOs") that contain both sub-prime and prime mortgages and home equity lines of credit ("HELOCs"). The structured finance portion of the financial guarantors accounted for about one third of the $2.5 trillion in insured par values.

The national housing slowdown and the widespread decline of home prices that began in 2006 triggered a significant increase in mortgage delinquencies and foreclosures, especially in the sub-prime mortgage sector. The rate of delinquencies and foreclosures greatly exceeded historical averages, especially for sub-prime mortgages and HELOCs that were underwritten in 2006 and 2007 as underwriting standards declined. During the summer and fall of 2007, all but two of the seven "first tier" or AAA-rated financial guarantors began to report sharp increases in their mark-to-market losses associated with the credit default swap contracts for insured RMBS and CDO exposure. The monoline insurers also began to set aside case loss reserves for future expected monetary losses associated with the payment of future claims in their structured finance portfolios. With the rise in delinquencies and weaker performance in mortgage pools, and CDOs with sub-prime exposure, the three rating agencies developed updates of their capital adequacy models for the financial guarantors. Extensive revisions to the capital models were completed in the second half of 2007. The revised capital models projected that future cumulative losses from sub-prime mortgages, HELOCs, and CDOs with sub-prime exposure would eat into the excess capital reserves that are necessary for the monoline insurers to maintain their AAA insurer financial strength rating. All three rating agencies disclosed that several of the monoline insurers would experience capital shortfalls that would require new capital infusions and risk reduction measures or else the insurer financial strength rating for the monoline insurers would be downgraded to below AAA.

In response to the higher loss expectations in structured finance, several of the monoline insurers including Ambac, MBIA, Assured Guaranty, and CIFG announced or completed plans to raise additional capital and claims-paying resources. Starting in January 2008, the three rating agencies began to take negative actions against a number of the municipal bond insurers. These actions included actual rating downgrades, assigning negative outlooks, and/or placing the insurer financial strength rating on credit watch for possible downgrade. Through early April 2008, five of the seven first-tier monoline insurers had been downgraded by one or more of the rating agencies. By June 19, 2008, MBIA and Ambac, the two largest municipal bond insurers, were no longer rated AAA by any of the three rating agencies.

During 2008, the rating agencies continued to revise their capital adequacy models to incorporate higher loss assumptions in the insured structured finance portfolios of RMBS and CDOs with mortgage-backed securities exposure. These more severe stress case loss scenarios resulted in additional downgrades for the monoline firms with three bond insurers, CIFG, FGIC, and Syncora Guarantee, Inc. (formerly XLCA) ("Syncora") receiving downgrades on their insurer financial strength ratings to below investment grade. In July 2008, Moody's placed the Aaa ratings of Assured Guaranty and FSA under review for possible downgrade due to stress case losses in their respective insured mortgage-backed securities portfolios. In early October 2008, the AAA ratings of FSA were placed on CreditWatch Negative by S&P and on Rating Watch Negative by Fitch due to the risk of additional expected losses in FSA's insured structured finance portfolio. Fitch withdrew its rating on Ambac Assurance Corporation on June 26, 2008.

On Nov. 21, 2008, Moody's downgraded to Aa2 from Aaa the insured financial strength rating of Assured Guaranty and assigned a stable outlook. Also on Nov. 21, 2008, Moody's downgraded the insured financial strength rating of FSA to Aa3 from Aaa with a developing outlook. On Nov. 14, 2008, Assured Guaranty announced an agreement to acquire FSA.

During 2008, the par amount of long-term municipal bonds sold with a bond insurance policy was $72.181 billion or 18.53% of total municipal issuance.

In mid-February 2009, MBIA announced a restructuring of the firm with the creation of a new U.S. public finance bond insurance company, MBIA Insurance Corporation of Illinois, which took on 100% of the $537 billion public finance portfolio of MBIA Corp., including a $184 billion reinsurance transaction with FGIC. The structured finance portfolio will remain with MBIA. The new public finance monoline was renamed National Public Finance Guarantee Corporation ("National"). The new "municipal only" bond insurer was initially rated Baa1 by Moody's and AA- by S&P in February 2009. S&P further downgraded National to A on June 9, 2009. Shortly after the transaction was approved by the New York State Insurance Commissioner, certain policyholders in the structured finance portfolio filed a class action lawsuit against MBIA Inc. and related parties alleging that the transaction is a fraudulent conveyance in breach of contract of their financial guaranty policyholders.

On March 16, 2009, shareholders of Assured Guaranty approved the acquisition of Financial Security Assurance Holdings Ltd. The purchase of FSA by Assured Guaranty has been approved by the New York State Insurance Department and the Oklahoma Insurance Department. The principal remaining conditions for Assured Guaranty's acquisition of FSA are: (1) finalization of arrangements under which Dexia S.A. ("Dexia") retains the responsibility for FSA's Financial Products business and (2) confirmation by Moody's, S&P, and Fitch that the acquisition of FSA would not have a negative impact on Assured Guaranty's or FSA's insurer financial strength ratings.

On March 25, 2009, S&P revised the outlook of the AAA rating on BHAC to negative. The S&P rating action means that there are now no AAA-rated monoline insurers that have retained "AAA/Stable" outlooks from all of the rating agencies.

On April 8, 2009, Moody's downgraded BHAC to Aa1 from AAA and assigned a stable outlook.

On April 20, 2009, S&P affirmed the AAA insurer financial strength rating of FSA, but revised the outlook to negative.

On May 4, 2009, Fitch downgraded the insurer financial strength rating of Assured Guaranty to AA from AAA and placed the rating on Rating Watch Evolving.

On May 11, 2009, Fitch downgraded the insurer financial strength rating of FSA to AA+ from AAA.

On May 13, 2009, a second lawsuit was filed against MBIA Inc., MBIA, and MBIA Insurance Corporation of Illinois alleging fraudulent conveyance in the financial restructuring announced by MBIA Inc. as it launched a separate municipal-only municipal bond insurance subsidiary, National. The plaintiffs include a consortium of domestic and international banks, including J.P. Morgan Chase, Wells Fargo, Morgan Stanley Capital Services, Citibank, the Royal Bank of Scotland, Barclays Bank PLC, HSBC Bank USA, UBS AG, and Société Générale, among others.

On May 20, 2009 Moody's placed its Aa2 rating on Assured Guaranty under review for possible downgrade.

On June 10, 2009, Assured Guaranty and Dexia announced that the closing conditions had been met for the acquisition of FSA by Assured Guaranty. Assured Guaranty and Dexia announced that they expected to close the transaction on July 1, 2009. (Sources: various reports and press releases by Moody's, S&P, and Fitch and press releases by Assured Guaranty and MBIA Inc.)

On Oct. 12, 2009, Fitch downgraded the insurer financial strength rating of Assured Guaranty to AA- from AA. Fitch also downgraded FSA to AA from AA+.

On Nov. 2, 2009, FSA changed its name to Assured Guaranty Municipal Corporation ("AGMC").

On Nov. 12, 2009, Moody's downgraded the insured financial strength rating of Assured Guaranty to Aa3 from Aa2 and kept the rating under review for downgrade. Moody's confirmed the insured financial strength rating of AGMC at Aa3 with a negative outlook.

During 2009, the par amount of long-term municipal bonds sold with a bond insurance policy was $35.432 billion or 8.64% of total municipal issuance.

On Feb. 4, 2010, S&P downgraded the insurer financial strength rating of BHAC to AA+ from AAA, with a stable outlook.

On Feb. 10, 2010, Fitch withdrew its ratings on Assured Guaranty and AGMC.

On March 25, 2010, S&P revised its insurer financial strength ratings on Ambac to "R" from "CC". The rating agency made the change following a directive by the Office of the Commissioner of Insurance of the State of Wisconsin ("OCI") to Ambac to establish a segregated account for certain of Ambac's liabilities, primarily insurance policies related to credit derivatives, RMBS and other structured finance transactions. In conjunction with the establishment of the segregated account, the OCI has commenced rehabilitation proceedings with respect to the liabilities contained in the segregated account in order to facilitate an orderly run-off and/or settlement of those specific liabilities.

On Oct. 25, 2010, S&P lowered its counterparty and financial strength ratings on Assured Guaranty and AGMC to AA+ from AAA. The outlook on both companies is stable.

On Nov. 8, 2010, Ambac Financial Group ("AFG"), the parent of Ambac, filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code. As a result of the bankruptcy filing of AFG, S&P withdrew its ratings on Ambac and related entities on Nov. 30, 2010. Moody's confirmed its Caa2 rating of Ambac on Nov. 23, 2010.

On Dec. 22, 2010, S&P lowered its counterparty, financial strength, and financial enhancement ratings on National to BBB from A, with a developing outlook.

In 2010, total long-term sales of municipal bonds were $431.893 billion. The total amount of municipal bonds sold as insured was $26.960 billion or 6.24% of total issuance.

On Jan. 26, 2011, S&P released a "Request for Comment: Bond Insurance Criteria." The report presented proposed revisions and updates to S&P's criteria for rating bond insurance companies. The proposed methodology considered a common set of nine analytic categories, and a business framework and sub-factors into bond insurance criteria. Some of the changes that were proposed included a new aggregate leverage test, increases in capital charges associated with municipal exposures, reduction in the single risk limit for municipal exposures, and increases in the capital charges for structured finance transactions. S&P indicated that if the proposed criteria were adopted, the rating agency would lower its ratings on existing investment grade bond insurers by one or more rating categories, unless those bond insurers raised additional capital or reduced risk. The deadline for submitting comments to the proposed bond insurance criteria was closed out on March 25, 2011. On April 21, 2011, S&P announced that comments from investors, insurers, issuers and other market participants were being reviewed. S&P published its final criteria on bond insurers early in the third quarter of 2011 and published updated ratings that incorporated the application of the new criteria on Sept. 7, 2011.

On April 4, 2011, Moody's withdrew its rating on Ambac Assurance Corporation.

On Aug. 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. from AAA to AA+ and assigned a negative outlook. As a result of this rating action, S&P revised the outlook of AGMC, Assured Guaranty, and BHAC from stable to negative.

On Sept. 27, 2011, S&P placed its AA+ long-term counterparty credit and insurance financial strength ratings on AGMC and Assured Guaranty on CreditWatch with negative implications. The CreditWatch placement is due to significant concentration risk in Assured's consolidated insured portfolio, which now breaches the largest-obligors test and is not consistent with S&P's updated criteria for monolines.

On Nov. 30, 2011, S&P lowered the counterparty and financial strength ratings on AGMC and Assured Guaranty to AA- from AA+. The ratings on AGMC and Assured Guaranty were removed from CreditWatch where they were placed on Sept. 27, 2011, with negative implications. The outlook for both insurers is stable.

On Dec. 19, 2011, Moody's downgraded the insured financial strength rating of National to Baa2 from Baa1 and changed its outlook from developing to negative. The downgrade reflects weakening of the overall MBIA group's market standing due to growing losses at National's affiliated companies, principally MBIA, and due to the decline in the level of liquid assets, which may be needed to meet the liquidity requirements of bulk settlements with National's counterparties.

On March 20, 2012, Moody's placed the Aa3 insured financial strength ratings of AGMC, Assured Guaranty and their affiliated operating companies on review for possible downgrade. Factors that contributed to the review action included constrained business opportunities, continued economic stress affecting mortgage-backed and municipal borrowers, and pressure by the bond insurers on new business margins due to low interest rates and tight credit spreads. The rating agency also noted Assured's elevated exposure to below-investment-grade exposure, including, RMBS, trust preferred, and municipal risks, which could put pressure on the qualified capital and loss reserves and total claims-paying resources of AGMC and Assured Guaranty.

On July 23, 2012, Build America Mutual Assurance Company ("BAM") began operations as the financial guaranty industry's first mutual bond insurer. Chartered to serve the U.S. municipal market, BAM received financial strength ratings of AA/Stable from S&P and is regulated by the New York State Department of Financial Services. BAM's insured portfolio will be limited to fixed-rated, fully amortizing debt issued by U.S. essential public purpose municipal issuers qualifying under Section 115 of the Internal Revenue Code. Claims-paying resources were initially funded from $500 million in capital, which grew over time from member surplus contributions. BAM's capital structure also includes a $100 million collateralized first loss reinsurance protection for up to 15% of par for each policy written. As a mutual insurer, the company is 100% owned by its policyholders, the municipal issuers that purchase insurance from the company. BAM wrote its first policy in late September 2012.

On July 30, 2012, Moody's placed the Ca insured financial strength rating of Syncora on review for upgrade following the firm's announcement on July 17, 2012 of a $375 million settlement of RMBS-related claims and other claims with Countrywide and Bank of America ("BOA").

On Nov. 8, 2012, Moody's withdrew the rating on Syncora due to lack of reporting information.

On Jan. 17, 2013, Moody's lowered the insured financial strength rating on AGMC two notches to A2 from Aa3 and lowered the insured financial strength rating of Assured Guaranty three notches to A3 from Aa3. The outlook for both ratings is stable. AGMC insures $237 billion of U.S. municipal bonds while Assured Guaranty backs $60 billion in par. The rating agency's downgrade action focused on a reassessment of Assured's business franchise, expected future profitability, and limited financing flexibility, rather than on the insurer's claims-paying resources, which, according to the rating agency, remain at the high Aa level. The overall insured financial strength rating score was dragged down by Moody's Baa assessment of

AGMC's franchise value and strategy, a mid-A assessment of its insurance portfolio characteristics, an A rating for the profitability factor and Baa score for AGMC's financial flexibility. The rating report noted "material exposure" to legacy mortgage-related risks and large risks among individual municipal credits that led to an A assessment of AGMC's insurance portfolio characteristics. While AGMC's financial leverage was viewed as modest, the ability of the firm to access new funds on a cost-effective basis may be constrained.

On Feb. 28, 2013, S&P lowered its financial strength rating on National from BBB to BB with a developing outlook. The rating action reflected the rating agency's view of the company's weakened capital adequacy position and financial risk profile and the concern that National's parent, MBIA Corp., will likely come under regulatory control over the next 12 months.

On May 6, 2013, Assured Guaranty Ltd. announced that it had reached a settlement with UBS resolving Assured Guaranty's claims related to specific RMBS transactions that were issued, underwritten, or sponsored by UBS and insured by Assured Guaranty under financial guaranty insurance policies. Under the settlement, Assured Guaranty will receive an initial cash payment of $358 million. Additionally, UBS will reimburse Assured Guaranty for a portion of all future loss under a collateralized loss-sharing reinsurance agreement. On June 21, 2013, Assured Guaranty Ltd. announced that Assured Guaranty and Flagstar Bank have entered into a Settlement Agreement related to insured RMBS under which Assured Guaranty will receive a cash payment of $105 million.

On May 10, 2013, following the announcement on May 6, 2013 by MBIA, Inc. and BOA of a comprehensive settlement of outstanding litigation, S&P raised its financial strength rating on National to A from BBB and removed it from CreditWatch where is was placed with positive implications on May 8, 2013. S&P also raised the counterparty rating on MBIA, Inc. to BBB from B- and removed the rating from CreditWatch with positive implications on May 8, 2013. The rating on MBIA Insurance Corp. was raised from CCC to B. The outlook for all three companies is now stable.

Under the terms of the Settlement Agreement, MBIA Corp. will receive a net payment of $1.7 billion and MBIA Corp. will dismiss the litigation commenced in September 2008 against Countrywide Home Loans, Inc. and later amended to include claims against Bank of America. BOA and MBIA have also agreed to the commutation of all of the MBIA Corp. policies held by BOA, which have a notional insured amount of $7.4 billion and include $6.1 billion of credit default policies held by BOA referencing commercial real estate exposures. BOA also agreed to dismiss its claims in the pending litigation regarding the restructuring transactions announced by MBIA on Feb. 18, 2009. The payment from BOA will be used to repay the remaining outstanding balance and accrued interest on MBIA Corp.'s secured loan from National, which had an outstanding balance of $1.6 billion as of May 2, 2013.

S&P's stable outlook on National is based on the expectation that the bond issuer could in the future begin to write new policies for municipal bonds. The rating upgrade notes the company's stable and strong earnings and the low potential for stressed losses in light of the low risk profile of the insured municipal only portfolio. It also reflects the expectation that other parties involved in the litigation over the splitting up of MBIA into separate municipal only insurance firm (National) and structured finance insurance firm (MBIA Insurance Corp.) will dismiss or settle their litigation claims against MBIA. National's ability to pay dividends to support MBIA Inc.'s liquidity was another factor in upgrading the rating on MBIA Inc. to investment grade.

On May 21, 2013, Moody's upgraded the insurance financial strength ratings of National to Baa1 from Baa2. It also upgraded the Insurer Financial Strength ("IFS") ratings of MBIA Insurance Corporation to B3 from Caa2, as well as the ratings of the holding company, MBIA Inc. to Ba3 from Caa1. The rating outlook for all three companies is positive. The Baa1 IFS rating and positive outlook of National incorporates the insurer's improved credit profile after the repayment of a loan from MBIA Corp. and the termination of the litigation related to the group's 2009 organizational restructuring. The rating also factors in the lack of participation in the new underwriting business over the past five years and its continued affiliation with the much weaker MBIA Corp.

On July 22, 2013, Municipal Assurance Corp. ("MAC"), a new municipal bond insurance company that will insure only selected categories of U.S. municipal bonds, opened for business. The new monoline insurer has $1.5 billion in claims paying resources and received initial insurer financial strength ratings of AA+ (stable outlook) from Kroll Bond Rating Agency and AA- (stable outlook) from S&P. MAC was capitalized from $800 million in cash and securities contributed by AGMC and Assured Guaranty Corp, which own MAC jointly through a holding company. MAC also has an initial statutory unearned premium reserve of $709 million from a $103 billion net statutory par, 100% investment grade book of insured U.S. municipal bonds reinsured by MAC from AGM and Assured Guaranty. It is licensed in 37 states and the District of Columbia. MAC's underwriting guidelines and credit policies limit its business to municipal bonds only in S&P's municipal risk categories 1 and 2, which are largely general obligation bonds, sales tax, lease and general fund obligations; and water, sewer, public electric power, public higher education, and transportation revenue bonds.

On March 18, 2014, S&P raised the insurance financial strength rating on National to AA- from A with a stable outlook. As of Dec. 31, 2013, National's insured public finance portfolio was $277 billion. Claims paying resources totaled $5.3 billion as of Dec. 31, 2013, with a statutory unearned premium reserve of $1.7 billion, and an investment portfolio of $4.8 billion.

On March 18, 2014, S&P also raised the insurer financial strength and enhanced ratings on AGMC and MAC to AA from AA-. The outlook is stable for all three bond insurers. As of Dec. 31, 2013, Assured Guaranty Ltd. had net par outstanding of $459.1 billion and U.S. public finance insured par of $352.2 billion. Assured Guaranty Ltd.'s claims paying resources totaled $12.1 billion, with a net unearned premium reserve of $4.1 billion and an investment portfolio of $11.0 billion.

On May 21, 2014, Moody's upgraded the insurer financial strength rating of National to A3 from Baa1 with a stable outlook. The rating upgrade factors in the positive impact of recent settlements of commercial real estate exposures and the ongoing portfolio runoff in this market segment, which helped improve the bond insurer's capital adequacy and liquidity profile. The rating reflects the insurer's strong stand alone capital profile and its ongoing efforts to re-start insuring U.S. municipal debt in the primary and secondary markets.

On June 23, 2014, S&P affirmed its AA+ insurer financial strength rating on Berkshire Hathaway Assurance Corp. and revised the outlook to stable from negative.

On July 2, 2014, Moody's affirmed the insurer financial strength rating of National at A3, but changed the outlook to negative due to the enactment by the Commonwealth of Puerto Rico of a law, the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (Recovery Act), which will allow public corporations to defer or restructure their debt obligations. As of March 31, 2014, National had gross par exposure of $4.8 billion to Puerto Rico issuers (an amount equal to 145% of National's qualified statutory capital), all of which are rated below investment grade by Moody's, including $2.5 billion of gross par to various public corporations that could use the Recovery Act to restructure their debts.

On July 2, 2014, Moody's affirmed the IFS rating of Assured Guaranty at A3, but changed the outlook from stable to negative due to exposure to bonds issued by the Commonwealth of Puerto Rico and its public corporations. As of the first quarter of 2014, Assured Guaranty had $1.54 billion in total net par exposure to Puerto Rico issuers, which represented 81% of its qualified statutory capital. Assured Guaranty's exposure includes about $890 million in net par exposure to Puerto Rico public corporations that are eligible to participate in the new Recovery Act. This level of exposure was equal to 48% of Assured Guaranty's qualified statutory capital.

On Dec. 23, 2014, Assured Guaranty Ltd. announced that its subsidiary, Assured Guaranty, had entered into an agreement to acquire Radian Asset Assurance Inc., which conducts the financial guaranty business of Radian Group, Inc. Under the Stock Purchase Agreement, Radian Guaranty has agreed to sell 100% of the issued and outstanding shares of Radian Asset to Assured Guaranty for a purchase price of $810 million in cash. The acquisition and merger are expected to be completed in the first half of 2015, with Radian Asset merging with Assured Guaranty, with Assured Guaranty as the surviving company. As of Sept. 30, 2014, Radian Asset had an insured portfolio of $19.4 billion of net par, which is comprised of $11 billion in public finance transactions and $8 billion of structured finance transactions. The net par amount would bring Assured Guaranty's total net part outstanding to $68.3 billion. Radian Asset has about $1.3 billion of statutory capital, which is comprised of $1 billion of surplus and $287 million of contingency reserves. Assured Guaranty estimates that the transaction will increase Assured Guaranty's statutory capital by $425 million to $475 million and also increase Assured Guaranty's total claims paying resources by $600 million.

On Dec. 23, 2014, Moody's placed on review for upgrade the Ba1 Insurance Financial Strength ("IFS") rating of Radian Asset Assurance, as well as the Ba2 IFS ratings for Radian Guaranty, Inc. and Radian Mortgage Assurance, Inc. Moody's also issued a report indicating that the acquisition of Radian Asset Assurance by Assured Guaranty Ltd would be neutral on the IFS rating of A3/negative for Assured Guaranty Corp. Moody's indicated in a Rating Action report dated Dec. 23, 2014 that the transaction is neutral for Assured Guaranty Corporation, as it carries both benefits and risks. The report notes that as of Q3-2014, Radian Asset's insured portfolio contained $2.4 billion in below investment grade net par outstanding including $400 million of exposure to various Puerto Rico issuers. But the preliminary analysis of recent settlements that commuted a number of large RMBS transactions will lead to a release of a meaningful amount of capital at Assured Guaranty Corp. ("AGC") and that the risk adjusted capital adequacy pro forma for the Radian Asset transaction will allow AGC to retain its current rating level.

S&P issued a bulletin dated Dec. 23, 2014 indicating that the ratings of Radian Guaranty, Inc, its related mortgage issuance operating entities and its parent holding company, Radian Group, Inc., are unchanged following the announcement of the sale of Radian Asset Assurance Inc. to Assured Guaranty Corp. for $810 million in cash. Later in the day on Dec. 23, 2014, S&P issued a Research Update that placed the IFS rating of B+ of Radian Asset Assurance, Inc. on CreditWatch Positive. S&P also affirmed the AA financial strength and enhancement ratings on Assured Guaranty Corp, Assured Guaranty Municipal Corp., Assured Guaranty Re Ltd., and Municipal Assurance Corp., (collectively "Assured") with stable outlooks.

On April 1, 2015, Assured Guaranty Ltd. announced that its subsidiary, Assured Guaranty, has acquired Radian from Radian Guaranty in accordance with the agreement announced on Dec. 23, 2014. Assured Guaranty paid $804.5 million in cash to acquire Radian. As of Dec. 31, 2014, Radian's statutory capital was $1.3 billion. As of Feb. 15, 2015, Radian's statutory net par outstanding was $13.9 billion. As a result of the transaction, the assets and obligations of Radian have become the assets and obligations of Assured Guaranty.

On April 1, 2015, Moody's upgraded the IFS rating of Radian Asset Assurance, Inc. to A3 with a negative outlook from Ba1. The rating incorporates the insurer financial strength ratings of the acquirer, Assured Guaranty Corp. The rating of Radian Asset has been subsequently withdrawn.

On April 1, 2015, S&P raised the rating on Radian Asset Assurance Inc. to AA from B+ and removed the rating from CreditWatch Positive. S&P has subsequently withdrawn the rating on Radian Asset due to the company's merger with AGC.

On Aug. 11, 2015, S&P placed the AA long-term counterparty and senior unsecured debt ratings on Berkshire Hathaway, Inc. ("BRK") and its AA+ insurance financial strength ratings of BRK's core insurance subsidiaries on CreditWatch Negative, including Berkshire Hathaway Assurance Corp. BRK entered into a definitive agreement to acquire Precision Castparts Corp. ("PCC") for $37.2 billion, including assumption of PCC's net debt. The CreditWatch placement reflects uncertainty about how the funding of the PCC acquisition will affect BKK's holding company cash resources and leverage metrics, as well as capital adequacy levels at the insurance companies.

On Feb. 19, 2016, S&P affirmed its AA issuer credit rating on BRK and its AA+ insurance financial strength ratings of BRK's core insurance subsidiaries, with a stable outlook.

On June 26, 2017, S&P completed its periodic review of the bond insurers.  S&P lowered the financial strength rating of National Public Finance Guarantee Corp, (National) to A from AA- with a stable outlook.  S&P affirmed its AA financial strength ratings of Assured Guaranty Corp. and Assured Municipal Corp with stable outlooks on both. S&P affirmed its AA financial strength ratings on Build America Mutual Assurance Co. (BAM).  The outlook is stable.

In 2016, total long-term sales of municipal bonds were $444.780 billion, which represents an increase of 11.84% over 2025. The amount of municipal bonds sold as insured during 2016 was $25.352 billion or 5.70% of total long-term, bond sales. For 2015, total long-term sales of municipal bonds were $397.708 billion, which represents an increase of 17.30% over issuance in 2014. Insurance penetration was 6.36% of total long-term sales volume in 2015.

For the first six months of 2017, total long-term sales of municipal bonds were $194.923 billion (5,611 issues), which represents a decrease in year-to-date volume of -14.1% over the first six months of 2016. Insured issue volume totaled $11.788 billion (857 issues), which represents a decrease in par of -8.7%  when compared to the first six months of 2016. Market penetration by insured deals was 6.05% so far in 2017.

The Manager anticipates that substantially all of the insured municipal obligations in the Funds' investment portfolios will be covered by either primary insurance or secondary market insurance. Primary insurance is a municipal bond insurance policy that is attached to a municipal bond at the time the bond is first sold in the primary market ("Primary Insurance"). Secondary market insurance is a municipal bond insurance policy that is underwritten for a bond that has been previously issued and sold ("Secondary Market Insurance"). Both Primary Insurance and Secondary Market Insurance are non-cancelable and continue in force so long as the insured security is outstanding and the respective insurer remains in business. Premiums for Secondary Market Insurance, if any, would be paid from a Fund's assets and would reduce the current yield on its investment portfolio by the amount of such premiums.

Insurer financial strength ratings continue to be provided by Moody's and S&P. A Moody's insurer financial strength rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insured financial strength rating of Aaa is adjudged by Moody's to be of the best quality. In the opinion of Moody's, the policy obligations of an insurance company with an insured financial strength rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company's fundamentally strong position. An S&P insurer financial strength, financial enhancement rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with its terms. An insurer with an insurer financial strength, financial enhancement rating of AAA has the highest rating assigned by S&P. The capacity of an insurer so rated to honor insurance contracts is adjudged by S&P to be extremely strong and highly likely to remain so over a long period of time.

An insurer financial strength rating by Moody's or S&P does not constitute an opinion on any specific insurance contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurer financial strength rating does not take into account deductibles, surrender, or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet non-policy obligations (i.e., debt contracts).

The assignment of ratings by Moody's or S&P to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process from the determination of insurer financial strength ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a likely element in the rating determination for such debt issues.

Assured Guaranty Corp. has insurer financial strength ratings of A3 from Moody's and AA from S&P. AGMC has insurer financial strength ratings of A2 from Moody's and AA from S&P. BAM has an insurer financial strength rating of AA by S&P. BHAC is rated Aa1 by Moody's and AA+ by S&P. MAC is rated AA by S&P and AA+ by Kroll Bond Rating Agency. These insurer financial strength ratings are as of July 6, 2017. The insurer financial strength ratings of Ambac, CIFG, FGIC, MBIA (National), and Syncora have fallen below AAA by each of the rating agencies that continue to rate these monolines. Insurer financial strength ratings for the municipal bond insurers may continue to change.

None of Assured Guaranty, AGMC, BAM, BHAC, MAC, or any affiliate thereof, has any material business relationship, direct or indirect, with the Funds.

The following table is a summary snapshot of the insurer financial strength ratings of the municipal bond insurers as of July 6, 2017:

Funds' investment in insured bonds

Insurer	Moody's	S&P	Fitch
ACA	Not Rated	NR	WD
Ambac	WR	NR	WD
Assured Guaranty	A3 (Stable Outlook)	AA (Stable Outlook)	WD
BAM	Not Rated	AA (Stable Outlook)	Not Rated
BHAC	Aa1 (Stable Outlook)	AA+ (Stable Outlook)	Not Rated
CIFG	WR	NR	WD
FGIC	WR	NR	WD
AGMC (f. FSA)	A2 (Stable Outlook)	AA (Stable Outlook)	WD
National (f. MBIA)	A3 (Negative Outlook)	A (Stable Outlook)	Not Rated
MAC	Not Rated	AA (Stable Outlook)	Not Rated
Radian	WR	NR	WD
XLCA (Syncora)	WR	NR	WD
Source: Bloomberg

Please keep this Supplement for future reference.

This Supplement is dated July 11, 2017.